THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND IN THE ABSENCE OF SUCH REGISTRATION MAY NOT BE SOLD OR TRANSFERRED UNLESS THE ISSUER OF THIS WARRANT HAS RECEIVED AN OPINION OF ITS COUNSEL, OR OF COUNSEL REASONABLY SATISFACTORY TO IT, THAT THE PROPOSED SALE OR TRANSFER WILL NOT VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW.


Issue Date:  November __, 2005


                       WARRANT TO PURCHASE COMMON STOCK OF

                        Mountains West Exploration, Inc.,

                           (a New Mexico corporation)

         This is to certify that LD Acquisition LLC or its permitted assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from MOUNTAINS WEST EXPLORATION, INC., its successors and assigns (the "Company"), at any time on or after the Issue Date and for a period of ten (10) years after the Issue Date (the "Exercise Period"), up to 10,000,000 shares of Common Stock (the "Warrant Shares"), for an exercise price of $.01 per share of Common Stock to be issued hereunder.

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the exercise price to be paid for a share of Common Stock may be adjusted from time to time as herein set forth. The exercise price for the shares of Common Stock in effect at any time is hereinafter sometimes referred to as the "Exercise Price."

         Certain capitalized terms used herein are defined in Section 9.

         1. Method of Exercise. Subject to the other provisions of this Warrant, this Warrant may only be exercised in whole or in part during the Exercise Period by (i) payment of the Exercise Price by either (A) cash or a certified or bank check, payable to the order of the Company or (B) a written notice to the Company that Holder is exercising this Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Shares issuable upon exercise of this Warrant which when multiplied by the Market Price of the Warrant Shares is equal to the aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant), and (ii) presentation and surrender of this Warrant to the Company with the exercise notice substantially in the form attached hereto as Exhibit A duly executed (the "Exercise Notice"). Upon receipt by the Company of this Warrant and the Exercise Notice in proper form for exercise, the Holder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall use its best efforts to issue the proper stock certificate within five (5) business days of receiving all required documentation. Such stock certificate shall bear such legends as the Company may deem necessary or appropriate.

         2. Payment of Taxes. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery of this Warrant, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder.

         3. Reservation of Shares. From and after the date hereof, the Company shall at all times reserve and keep available for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock which shall be so issuable, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable.

         4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current Market Price of a full share.

         5.       Exchange, Assignment or Loss of Warrant.

                  (a) Exchange. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants in identical form of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

                  (b) Assignment. This Warrant may only be assigned or transferred by the Holder in accordance with the terms of this Warrant upon written notice to the Company. Any assignment shall be made by surrender of this Warrant to the Company with the assignment form substantially in the form attached hereto as Exhibit B duly executed (the "Assignment Form"). The Company shall, within five (5) business days of receipt of the Warrant and Assignment Form, execute and deliver a new Warrant in identical form in the name of the assignee named in such instrument of assignment. This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged.

                  (c) Loss. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company will execute and will deliver a new Warrant in identical form. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         6. Rights of the Holder. The Holder, by virtue hereof, shall not be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     7. Exercise Price. In order to prevent dilution of the exercise rights granted hereunder, the Exercise Price will be subject to adjustment from time to time pursuant to this Section 7.

                  (a) Adjustments for Other Dividends and Distributions. In the event the Company at any time prior to the expiration of this Warrant makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised for Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by the Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of the Holder of this Warrant.

                  (b) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock for which this Warrant is exercisable shall immediately be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock for which this Warrant is exercisable shall immediately be proportionately decreased.

                  (c) Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall provide Holder with notice of such Organic Change, such notice to be at least thirty (30) days prior to the consummation of the Organic Change. The Holder shall have a period of thirty (30) days to exercise this Warrant (which exercise may be conditioned upon the consummation of the Organic Change), and upon consummation of the Organic Change, this Warrant and any unexercised Warrant Shares shall automatically terminate. In the event the Organic Change is not consummated, this Warrant shall remain in full force and effect.

                  (d) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions, then the Company's board of directors and the Company will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder hereunder.

         9.       Definitions.

                  "Common Stock" means, collectively, the Company's Common Stock, no par value, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined by the Company's board of directors, in good faith.

                  "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         10. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company at its principal executive offices and (ii) to Holder at Holder's address as it appears in the stock records of the Company (unless otherwise indicated by Holder).

     11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, Mountains West Exploration, Inc. has caused this Warrant to be signed by its duly authorized officer and dated as of the date set forth above.


                                                Mountains West Exploration, Inc.



                                             By_________________________________

Exhibit A

                                 Exercise Notice


                 [To be executed only upon exercise of Warrant]

         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of __________ Shares of Common Stock of MOUNTAINS WEST EXPLORATION, INC., and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or property issuable upon such exercise) be issued in the name of and delivered to _________________________ whose address is _________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


Dated: __________                              _________________________________
                                                 (Name of Registered Owner)

                                               ---------------------------------
                                              (Signature of Registered Owner)

                                               ---------------------------------
                                                   (Street Address)

                                               ---------------------------------
                                            (City)        (State)     (Zip Code)

                                    Exhibit B

                                 Assignment Form


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                                           No. of Shares of
Name and Address of Assignee                               Common Stock







and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, then new Warrants of like tenor and date shall be issued. The undersigned does hereby irrevocably constitute and appoint _________________________ attorney-in-fact to register such transfer on the books of Mountains West Exploration, Inc., for the purpose, with full power of substitution in the premises.

Dated: __________                         _________________________________
                                          (Name of Registered Owner)

                                           ---------------------------------
                                          (Signature of Registered Owner)